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                                                                    Exhibit 10.7

                                INTERCOMPANY AGREEMENT

     This Intercompany Agreement ("Agreement"), dated as of May 15, 1998, between Cognizant Corporation, a Delaware corporation ("Cognizant"), and Cognizant Technology Solutions Corporation, a Delaware corporation (the "Company").

                                      WITNESSETH

     WHEREAS, the Company is a subsidiary of Cognizant;

     WHEREAS, the Company expects to effect a public offering of its Class A Common Stock (the "IPO");

     WHEREAS, following completion of the IPO, Cognizant will continue to control the Company;

     WHEREAS, in contemplation of the IPO, Cognizant and the Company desire to enter this Agreement to set forth the terms and define the nature of their relationship subsequent to the IPO; and

     WHEREAS, Cognizant intends to reorganize (the "Reorganization") by splitting the Nielsen Media Research business from the rest of its businesses, creating two publicly held companies, IMS Health Incorporated ("IMS HEALTH") and Nielsen Media Research, and, in connection therewith, the capital stock of the Company theretofore held by Cognizant will thereafter be held by IMS HEALTH;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, Cognizant and the Company hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

     As used in this Agreement, the following terms shall have the respective meanings set forth below:

     "ACNielsen" shall mean ACNielsen Corporation, a Delaware corporation.

     "ACNielsen Liabilities" shall have the meaning ascribed thereto in the Distribution Agreement.

     "Affiliate" shall mean, when used with respect to a specified person, another person that controls, is controlled by or is under common control with the person specified. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction



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of the management and policies of such person, whether through the ownership of voting securities or other interests, by contract or otherwise.

     "Business Day" shall mean any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open.

     "Class A Common Stock" shall mean the Class A Common Stock, $.01 par value per share, of the Company.

     "Class B Common Stock" shall mean the Class B Common Stock, $.01 par value per share, of the Company.

     "Cognizant Auditors" shall mean Cognizant's independent certified public accountants.

     "Cognizant Business" shall mean any and all businesses heretofore or hereafter conducted by Cognizant and its subsidiaries other than the Company Business, but excluding any businesses operated by Cognizant for and on behalf of ACNielsen or D&B after the date of the Distribution Agreement.

     "Cognizant Indemnitees" shall mean Cognizant and its subsidiaries (other than the Company) and each of their respective directors, officers, employees and agents.

     "Cognizant Liabilities" shall mean any and all Liabilities relating to, arising out of or resulting from the operation of the Cognizant Business, but excluding ACNielsen Liabilities and D&B Liabilities.

     "Common Stock" shall mean the Class A Common Stock and the Class B Common Stock.

     "Company Business" shall mean the software development and maintenance services business heretofore or hereafter conducted by the Company or its subsidiaries as more fully described in the definitive prospectus for the IPO, including, without limitations, the business conducted by D&B Satyam Software, or any other business conducted by the Company after the Effective Date.

     "Company Indemnitees" shall mean the Company and its subsidiaries and each of their respective directors, officers, employees and agents.

     "Company Liabilities" shall mean any and all Liabilities relating to, arising out of or resulting from the operation of the Company Business or any other business conducted by the Company after the Effective Date.

     "D&B" shall mean The Dun & Bradstreet Corporation, a Delaware corporation.

     "D&B Liabilities" shall have the meaning ascribed thereto in the Distribution Agreement.


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     "Distribution Agreement" shall mean the Distribution Agreement dated
October 28, 1996, among D & B, Cognizant and ACNielsen, as supplemented by the Purchase and Sale Agreement dated as of September 2, 1997, among D&B, Cognizant, Dun & Bradstreet India Private Limited ("D&B IPL") and Dun & Bradstreet Information Services India Private Limited, the Purchase and Sale Agreement dated as of September 11, 1997, among ACNielsen, Cognizant, D&B IPL and ACNielsen Marketing Research India Private Limited and the India Agreement dated as of October 28, 1996, among D&B, Cognizant and ACNielsen.

     "Effective Date" shall mean the date of the initial closing of the IPO.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean, with respect to any publicly traded security, its Market Price, and with respect to any property or assets other than cash or publicly traded securities, the fair market value thereof determined in good faith by at least a majority of the Independent Directors.

     "GAAP" shall mean United States generally accepted accounting principles.

     "Guaranty" means any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to purchase or otherwise pay for merchandise, materials, supplies, services or other property under an arrangement which provides that payment for such merchandise, materials, supplies, services or other property shall be made regardless of whether delivery of such merchandise, materials, supplies, services or other property is ever made or tendered or (iv) to maintain the working capital, equity capital or other financial statement condition of any primary obligor; provided, however, that the term Guaranty shall not include endorsement of instruments for deposit and collection in the ordinary course of business.

     "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by (or which customarily would be evidenced by) bonds, debentures, notes or similar instruments, (c) all reimbursement obligations of such Person with respect to letters of credit and similar instruments, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property or services other than accounts payable incurred and paid on terms customary in the business of such Person (it being understood that the "deferred purchase price" in connection with any purchase of property or assets shall include only that portion of the purchase price which shall be deferred beyond the date on which the purchase is actually


                                         -3-
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consummated), (f) all obligations secured by (or for which the holder of such
Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or other encumbrance on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all obligations of such Person under forward sales, futures, options and other similar hedging arrangements (including interest rate hedging or protection agreements), (h) all obligations of such Person to purchase or otherwise pay for merchandise, materials, supplies, services or other property under an arrangement which provides that payment for such merchandise, materials, supplies, services or other property shall be made regardless of whether delivery of such merchandise, materials, supplies, services or other property is ever made or tendered, (i) all Guaranties by such Person of obligations of others and (j) all capitalized lease obligations of such Person.

     "Independent Directors" shall mean the members of the Board of Directors of the Company that are not employed by or otherwise affiliated with Cognizant, the Company (other than solely as a result of being a director thereof) or any of their respective affiliates.

     "Intercompany Agreements" shall mean and include this Agreement, the Intercompany Services Agreement dated as of the date hereof between Cognizant and the Company and the License Agreement dated as of the date hereof between Cognizant and the Company.

     "Initial Holdings" shall mean the total number of shares of Common Stock owned by Cognizant on the Effective Date, plus any shares of Common Stock received in respect thereof, whether by way of stock dividend, stock split or otherwise.

     "IPO Price" shall mean the initial public offering price per share of Class A Common Stock of the Company sold in the IPO.

     "Liabilities" shall mean any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckoning bonds, specialties, indemnities and similar obligations, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, guarantees, make whole agreements and similar obligations and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule, regulation, action, threatened or contemplated action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any such actions or threatened or contemplated actions), order or consent decree of any governmental or other regulatory or administrative agency, body or commission or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

     "Market Capitalization" shall mean, on any day, the Market Price of a share of Class A Common Stock multiplied by the aggregate number of shares of Common Stock outstanding.


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     "Market Price" shall mean, as to any publicly traded security, the average of the closing prices of such security's sales on all United States securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization.

     "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

     "Regulation S-X" shall mean Regulation S-X promulgated by the SEC.

     "Restricted Period" shall mean the period beginning on the Effective Date and ending on the 18-month anniversary of the Effective Date.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "subsidiary" shall mean any corporation, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency) or
(ii) is a general partner or an entity performing similar functions (e.g., a trustee).

                                     ARTICLE III

                          CONSENTS; TRANSFER RESTRICTIONS;
                           STANDSTILL; OTHER LIMITATIONS

2.1  COGNIZANT CONSENT TO CERTAIN ACTIONS.

     Until the date on which Cognizant ceases to beneficially own at least 50 percent of the voting power of the outstanding Common Stock, the Company will not permit any of the following to occur without the prior written consent of
Cognizant:

          (a) any sale, lease, exchange or other disposition or any acquisition (by way of merger or consolidation, acquisition of stock, other securities or assets, or otherwise), in each case by the Company or any subsidiary of the Company, directly or indirectly, in a single transaction, or series of related transactions, involving consideration in excess of the greater of $10,000,000 and 6% of the Company's average total Market Capitalization for the preceding 30 calendar days (other than transactions to which the Company and one or more wholly owned subsidiaries of the Company are the only parties);


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          (b)  any issuance by the Company or any subsidiary of the Company of any shares of capital stock or any options, warrants or rights to acquire such capital stock or securities convertible into or exchangeable for such capital stock, except shares of Class A Common Stock and any options exercisable therefor issuable pursuant to the Company's employee and director stock option plans in effect on the Effective Date or other stock options outstanding on the Effective Date or any such capital stock, options, warrants, rights or convertible or exchangeable securities issued in connection with any acquisition approved by Cognizant pursuant to Section 2.1(a); or

          (c) the creation or incurrence by the Company or any subsidiary of the Company, in a single transaction or a series of related transactions, of Indebtedness in excess of $10,000,000 except for Indebtedness incurred in connection with any acquisition approved by Cognizant pursuant to Section 2.1(a) (it being understood that the acquisition of an entity with Indebtedness in excess of $10,000,000 shall be deemed to be the incurrence of Indebtedness in excess of $10,000,000).

2.2  APPROVAL OF MAJOR TRANSACTIONS.

     (a) During the Restricted Period, the Company will not consummate any of the following transactions, or enter into any agreement to consummate any of the following transactions, without the approval of at least a majority of the Independent Directors:

          (i) any merger or consolidation of the Company with any other person in which the stockholders of the Company receive consideration other than Common Stock if the consideration to be received by the stockholders of the Company on a per share basis has a Fair Market Value that is less than the IPO Price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective
     Date);

          (ii) the sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions if the Fair Market Value of the consideration to be received by the Company divided by the number of shares of all classes of Common Stock of the Company outstanding is less than the IPO Price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective Date); or

          (iii) the liquidation, dissolution or winding-up of the Company if the Fair Market Value of the consideration to be received by the stockholders of the Company on a per share basis is less than the IPO price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective Date).


     (b) During the Restricted Period, the Company will not consummate any of the following transactions, or enter into any agreement to consummate any of the following transactions, without (x) the approval of at least one of the Independent Directors or (y) first obtaining an opinion from a nationally recognized investment banking firm that the consideration


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to be received by the stockholders of the Company in such transaction is fair to such stockholders from a financial point of view:

          (i) any merger or consolidation of the Company with any other person in which the stockholders of the Company receive consideration other than Common Stock if the consideration to be received by the stockholders of the Company on a per share basis has a Fair Market Value that is equal to or greater than the IPO Price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective Date);

          (ii) the sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions if the Fair Market Value of the consideration to be received by the Company divided by the number of shares of all classes of Common Stock of the Company outstanding is equal to or greater than the IPO Price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective Date); or

          (iii) the liquidation, dissolution or winding-up of the Company if the Fair Market Value of the consideration to be received by the stockholders of the Company on a per share basis is equal to or greater than the IPO price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective
     Date).

2.3  LIMITATIONS ON SALES BY COGNIZANT OF COMMON STOCK.

     During the Restricted Period, without the approval of at least a majority of the Independent Directors, Cognizant shall not sell, distribute or otherwise transfer any shares of Class B Common Stock or shares of Class A Common Stock into which such shares of Class B Common Stock are convertible, or enter into an agreement to do so, except:

          (a) in a tax-free spin-off of such shares to the stockholders of Cognizant;

          (b)  subject to Section 2.2, in a merger or consolidation;

          (c) to an Affiliate, provided that such Affiliate agrees in writing to be bound by the terms of this Agreement;

          (d) at a price per share equal to or greater than the IPO price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective Date);

          (e) in a sale pursuant to Rule 144 promulgated under the Securities Act (or any successor rule thereto);

          (f)  in a registered public offering pursuant to Article 4 hereof; or


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          (g)  for sales not otherwise permitted by this Section 2.3 or approved by at least a majority of the Independent Directors of up to an aggregate of 15% of the Initial Holdings.

2.4  STANDSTILL.

     During the Restricted Period, without the approval of at least a majority of the Independent Directors, Cognizant shall not increase its beneficial ownership of Common Stock above the Initial Holdings, except pursuant to a tender offer, exchange offer, merger or other transaction involving all of the outstanding Common Stock, for consideration on a per share basis having a Fair Market Value greater than the IPO Price (as adjusted for any stock split, stock dividend, stock combination, reverse stock split or similar occurrence after the Effective Date), approved by at least one Independent Director or with respect to which a nationally recognized investment banking firm has first rendered an opinion that the consideration to be received by the stockholders of the Company in such transaction is fair from a financial point of view.

2.5  OTHER LIMITATIONS.

     During the Restricted Period, Cognizant shall not vote its shares of Common Stock (or give its written consent in lieu of a vote at a meeting) to take any of the following actions:

          (a) to reduce the number of Independent Directors on the Company's Board of Directors or to increase the size of the Board of Directors so that the ratio of the number of Independent Directors to the total number of directors, expressed as a percentage, is less than the ratio of two to seven, expressed as a percentage; or

          (b) to remove any Independent Director other than with the approval of a majority of the entire Board of Directors of the Company for cause or with the approval of the holders of a majority of the outstanding Class A Common Stock, voting as a separate class, provided that nothing contained herein shall preclude any action taken to not nominate, or other failure to nominate, an Independent Director for reelection at an annual meeting of stockholders at the expiration of his or her term.

                                     ARTICLE III

                           FINANCIAL AND OTHER INFORMATION

3.1  TWENTY PERCENT THRESHOLD.

     The Company agrees that in any period in which Cognizant beneficially owns at least 20 percent of the voting power of the outstanding Common Stock or during any period in which Cognizant is required to account for its investment in the Company on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP, consistently applied after consultation with the Cognizant Auditors):

     (a) MAINTENANCE OF BOOKS AND RECORDS. The Company shall, and shall cause each of its consolidated subsidiaries to (i) make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of


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the Company and such subsidiaries and (ii) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that:
(A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with GAAP and (2) to maintain accountability for assets and (C) access to assets is permitted only in accordance with management's general or specific authorization.

     (b) FISCAL YEAR. The Company shall, and shall cause each of its consolidated subsidiaries to, maintain a fiscal year that commences on January 1 and ends on December 31 of each calendar year; provided, however, that if on the date hereof any consolidated subsidiary of the Company does not maintain a fiscal year that commences on January 1 and ends on December 31, the Company shall use its best efforts to cause such subsidiary to change its fiscal year to one which ends on December 31 if such change is reasonably practicable.

     (c) UNAUDITED QUARTERLY FINANCIAL STATEMENTS. As soon as practicable, and within 20 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, the Company shall deliver to Cognizant drafts of the consolidated financial statements of the Company (and notes thereto) for such periods and for the period from the beginning of the current fiscal year to the end of such quarter setting forth in each case in comparative form for each such fiscal quarter of the Company the consolidated figures (and noted thereto) for the corresponding quarter and periods of the previous fiscal year and all in reasonable detail and prepared in accordance with Article 10 of Regulation S-X. The information set forth in this subsection (c) is herein referred to as the "Quarterly Financial Statements." The Company shall deliver to Cognizant all revisions to such drafts as soon as practicable after any such revisions are prepared or made. No later than the date the Company publicly files the Quarterly Financial Statements with the SEC or otherwise, the Company shall deliver to Cognizant the final form of the Quarterly Financial Statements.

     (d) AUDITED ANNUAL FINANCIAL INFORMATION. As soon as is practicable, and within 40 days after the end of each fiscal year of the Company, the Company shall deliver to Cognizant drafts of the consolidated financial statements of the Company (and notes thereto) for such year setting forth in each case in comparative form the consolidated figures (and notes thereto) for the previous fiscal year and all in reasonable detail and prepared in accordance with Regulation S-X. The information set forth in this subsection (d) is herein referred to as the "Annual Financial Statements." The Company shall deliver to Cognizant all revisions to such drafts as soon as any such revisions are prepared or made. The Company shall deliver to Cognizant, no later than 90 days after the end of each fiscal year of the Company (or on such earlier date on which the same are filed with the SEC), in final form, the Annual Financial Statements accompanied by an opinion thereon by the Company's independent certified public accountants.

     (e)  OTHER FINANCIAL INFORMATION.  The Company shall provide to
Cognizant upon request such other information and analyses as Cognizant may reasonably request in order to analyze the financial statements and condition of the Company and its subsidiaries and shall provide Cognizant and its accountants with an opportunity to meet with management of the Company (and shall use commercially reasonable efforts to cause its accountants to so meet) in connection therewith. The Company shall deliver to Cognizant all


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Quarterly Financial Statements and Annual Financial Statements of each subsidiary of the Company that is itself required to file financial statements with the SEC or otherwise make such financial statements publicly available, with such financial statements to be provided in the same manner and detail and on the same time schedule as those financial statements of the Company required to be delivered to Cognizant pursuant to this Section 3.1.

     (f) GENERAL FINANCIAL STATEMENT REQUIREMENTS. All information provided by the Company or any of its subsidiaries to Cognizant pursuant to this Section 3.1 shall be consistent in all material respects with the format and detail and otherwise with the procedures and practices in effect on the date hereof with respect to the provision of such financial and other information by the Company and its subsidiaries to Cognizant, with such changes therein as may be reasonably requested by Cognizant from time to time, unless changes in such procedures or practices are required in order to comply with GAAP, the rules and regulations of the SEC or any other applicable regulatory authority, as applicable.

     (g) PUBLIC INFORMATION AND SEC REPORTS. The Company and each of its subsidiaries that file information with the SEC shall deliver to Cognizant (to the attention of its General Counsel) as promptly as practicable as the same are substantially final, drafts of all reports, notices and proxy and information statements to be sent or made available by the Company or any of its subsidiaries to their security holders and all regular, periodic and other reports filed under the Exchange Act (including Reports on Forms 10-K, 10-Q and 8-K and Annual Reports to Shareholders), and all registration statements and prospectuses to be filed by the Company or any of its subsidiaries with the SEC or any securities exchange pursuant to the listed company manual (or similar requirements) of such exchange (collectively, "the Company Public Documents") prior to the filing thereof with the SEC, and, no later than the date the same are printed, sent or filed, whichever is earliest, final copies of all the Company Public Documents. Prior to issuance, the Company shall deliver to Cognizant copies of all press releases and other statements to be made available by the Company or any of its subsidiaries to the public, including, without limitation, information concerning material developments in the business, properties, results of operations, financial condition or prospects of the Company or any of its subsidiaries. No report, registration, information or proxy statement, prospectus or other document that refers, or contains information with respect to Cognizant shall be filed with the SEC or otherwise made public by the Company or any of its subsidiaries without the consent of Cognizant (which shall not be unreasonably withheld or delayed) with respect to those portions of such document which contain information with respect to Cognizant except as may be required by law, rule or regulation (in which case the Company shall use commercially reasonable efforts to notify Cognizant and obtain its consent before making such a filing with the SEC or otherwise making any such information public).

     (h) BUDGETS AND PROJECTIONS. The Company shall, as promptly as practicable, deliver to Cognizant copies of annual and other budgets and financial projections (consistent in terms of format and detail and otherwise with the procedures in effect on the date hereof) relating to the Company or any of its subsidiaries and shall provide Cognizant an opportunity to meet with management of the Company and its subsidiaries to discuss such budgets and projections.

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     (i)  OTHER INFORMATION.  With reasonable promptness, the Company shall deliver to Cognizant such additional financial and other information and data with respect to the Company and its subsidiaries and their business, properties, financial position, results of operations and prospects as from time to time may be reasonably requested by Cognizant.

     (j) EARNINGS RELEASES. Cognizant agrees that, unless required by law, rule or regulation or unless the Company shall have consented thereto, Cognizant shall not publicly release any quarterly, annual or other financial information of or concerning the Company or any of its subsidiaries (the "Company Information") delivered to Cognizant pursuant to this Section 3.1 prior to the time that the Company publicly releases such information. The Company and Cognizant will consult on the timing of their annual and quarterly earnings releases. In the event that Cognizant is required by law to publicly release such Company Information prior to the public release of Cognizant's financial information, Cognizant will use commercially reasonable efforts to give the Company notice of such release of the Company Information and to obtain its consent prior to such release of the Company Information.

     (k) COGNIZANT PUBLIC FILINGS. Cognizant and the Company shall cooperate with each other to the extent reasonably requested by the other in the preparation of any of their respective public earnings releases, quarterly reports on Form 10-Q, Annual Reports to Shareholders, annual reports on Form 10-K, any current reports on Form 8-K and any other proxy, information and registration statements, notices, prospectuses and other filings made by them or any of their respective subsidiaries with the SEC, any national securities exchange, any governmental or regulatory authority or otherwise made publicly available (collectively, "Public Filings"). Cognizant and the Company agree to provide to each other all information that the other reasonably requests in connection with any such Public Filings or that, in the reasonable judgment of their respective General Counsels, is required to be disclosed therein under any law, rule or regulation. Such information shall be provided by Cognizant or the Company, as the case may be, in as timely a manner as practicable to enable the Company or Cognizant, as the case may be, to prepare, print and release the Public Filings. If and to the extent requested by Cognizant or the Company, the other party shall diligently review all drafts of such Public Filings and prepare in a diligent and timely fashion any portion of such Public Filing pertaining to such other party or its subsidiaries. Unless required by law, rule or regulation, Cognizant or the Company, as the case may be, shall not publicly release any financial or other information that conflicts with the information with respect to the other party that is included in any Public Filing without the prior written consent of the Company or Cognizant, as the case may be.

     (l)  Subject to the requirements of applicable laws, rules and regulations,
(i) if the Company chooses or is required to submit to a vote of its stockholders the election, approval or ratification of the selection of its independent certified public accountants pursuant to Schedule 14A under the Exchange Act, the Company shall so submit to such a vote and (ii) if the Company does not submit a firm of accountants to such a vote, the Company shall cause its independent certified public accountants to be such accounting firm as is designated, from time to time, by Cognizant, unless the stockholders of the Company oppose or fail to ratify such firm, or elect another firm.

     (m) Promptly, but in no event later than five Business Days following the receipt thereof, the Company shall deliver to Cognizant copies of all reports submitted to the Company or any of its subsidiaries by their independent certified public accountants, including, without limitation, each report submitted to the Company or any of its subsidiaries concerning its accounting practices and systems and any comment letter submitted to management in connection with their annual audit and all responses by management to such reports and letters.

3.2  COGNIZANT ANNUAL STATEMENTS.

     In connection with Cognizant's preparation of its audited annual financial statements (collectively, the "Cognizant Annual Financial Statements"), during any period in which Cognizant beneficially owns, in the aggregate, at least 20 percent of the voting power of the outstanding Common Stock, or during any period in which Cognizant is required to account for its investment in the Company on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Cognizant Auditors), the Company agrees as follows:

          (a) COORDINATION OF AUDITOR'S OPINIONS. The Company will use commercially reasonable efforts to enable its independent certified public accountants (the "Company Auditors") to complete their audit such that they will date their opinion on the Company's audited annual financial statements (the "Company Annual Financial Statements") on or before the date that the Cognizant Auditors date their opinion on the Cognizant Annual Financial Statements, and to enable Cognizant to meet its timetable for the printing, filing and public dissemination of the Cognizant Annual Financial Statements.

          (b) ACCESS TO PERSONNEL AND WORKING PAPERS. The Company will authorize the Company Auditors to make available to the Cognizant Auditors both the personnel who performed or are performing the annual audit of the Company and, consistent with customary professional practice and courtesy of such auditors with respect to the furnishing of work papers, work papers related to the annual audit of the Company, in all cases within a reasonable time after the Company Auditor's opinion date, so that the Cognizant Auditors are able to perform the procedures they consider necessary to take responsibility for the work of the Company Auditors as it relates to the Cognizant Auditors report on the Cognizant Annual Financial Statements, all within sufficient time to enable Cognizant to meet its timetable for the printing, filing and public dissemination of the Cognizant Annual Financial Statements; provided, however, that nothing in this Section 3.2(b) shall in any way be construed as a representation of or covenant by the Company that any or all of such personnel or work papers will be so provided.

3.3  FORTY PERCENT THRESHOLD.

     The Company agrees that, during any period in which Cognizant beneficially owns at least 40 percent of the voting power of the outstanding Common Stock or during any period in which Cognizant is required to account for its investment in the Company on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Cognizant Auditors):

          (a) INTERNAL AUDITORS. The Company shall provide Cognizant and the internal auditors or other representatives of Cognizant reasonable access to the Company's and its subsidiaries' books and records so that Cognizant may conduct reasonable audits relating to the financial statements provided by the Company pursuant to Sections 3.1(c)-(f) inclusive, as well as to the internal accounting controls and operations of the Company and its subsidiaries; PROVIDED, HOWEVER, that such audits shall be conducted (i) during regular business hours and (ii) in such manner as will not interfere with the conduct of business by the Company or any subsidiary in the ordinary course.

          (b) ACCOUNTING ESTIMATES AND PRINCIPLES. The Company will give Cognizant as much prior notice as reasonably practicable of any proposed significant charges in accounting estimates or discretionary accounting principles from those in effect on the date hereof. In this connection, the Company will consult with Cognizant and, if requested by Cognizant, the Company will consult with the Cognizant Auditors with respect thereto. The Company will not make any change in discretionary accounting principles without Cognizant's prior consent (which consent will not be unreasonably withheld or delayed) if such a change would be sufficiently material to be required to be disclosed in the Company's financial statements as filed with the SEC or otherwise publicly disclosed therein.

3.4  TEN PERCENT THRESHOLD.

     The Company agrees that, during any period in which Cognizant beneficially owns at least 10 percent of the voting power of the outstanding Common Stock, the Company shall:

          (a) furnish to Cognizant as soon as practicable after they are publicly available, copies of all financial statements, reports, notices and proxy statements sent by the Company in a general mailing to all its stockholders, of all reports on Forms 10-K, 10-Q and 8-K, and of all final prospectuses filed pursuant to Rule 424 under the Securities Act except with respect to the IPO; and

          (b) permit Cognizant to visit and inspect any of the properties, corporate books, and financial and other records of the Company and its subsidiaries, and to discuss the affairs, finances and accounts of any such corporations with the officers of the Company and the Company Auditors, all at such time as often as Cognizant may reasonably request; provided, however, that the foregoing shall be conducted (i) during regular business hours and (ii) in such manner as will not interfere with the conduct of business of the Company or any subsidiary in the ordinary course.

3.5  CONFIDENTIALITY.

     All information provided by the Company and its subsidiaries pursuant to this Article 3, except if the purpose for which such information is furnished to Cognizant pursuant to this Agreement contemplates such disclosure be kept confidential by Cognizant and Cognizant will not disclose any such information until such information becomes available generally to the public, except as such disclosure may be required by law, rule or regulation. Further, Cognizant shall not, (i) use in any manner any such information in connection with the purchase or sale of or any offer to purchase or sell any securities issued by the Company or (ii) make any purchase or sale of or any offer to purchase or sell any security while in possession of any such information, unless and until in each such case such information is publicly disclosed.

                                      ARTICLE IV

                                 REGISTRATION RIGHTS

4.1  PIGGY-BACK RIGHTS.

          (a) Each time the Company is planning to file a registration statement under the Securities Act in connection with the proposed offer and sale of Common Stock, the Company will give prompt written notice thereof to Cognizant regarding Cognizant's rights under this Section 4.1, at least 30 days prior to the anticipated filing date of such registration statement. Upon the written request of Cognizant made within 15 days after the receipt of any such notice from the Company, which request shall specify the shares of Common Stock (the "COGNIZANT PIGGY-BACK SHARES") intended to be disposed of by Cognizant in such offering, the Company will effect the registration under the Securities Act of all Cognizant Piggy-Back Shares which the Company has been so requested to register by Cognizant, to the extent required to permit the disposition of the Cognizant Piggy-Back Shares to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration, the Company may at its election give written notice of such determination to the holder of Cognizant Piggy-Back Shares and thereupon shall be relieved of its obligation to register any Cognizant Piggy-Back Shares in connection with such registration, and (ii) if such registration involves an underwritten offering, the holder of Cognizant Piggy-Back Shares requesting to be included in the Company's registration must sell its shares to the underwriters pursuant to the Underwriting Agreement entered into by the Company in connection therewith.

          (b) If a registration pursuant to this Section 4.1 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company in writing that, in their opinion, the number of shares of Common Stock which the Company, the holder of Cognizant Piggy-Back Shares and any other Persons intend to include in such registration exceeds the largest number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including the price at which the shares of Common Stock can be sold), then the Company will include in such registration (i) first, 100% of the shares of Common Stock the Company proposes to sell for its own account, if any, and (ii) second, to the extent that the number of shares of Common Stock which the Company proposes to sell is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Cognizant Piggy-Back Shares to be included in such offering will be determined on the basis of the relative percentage relationships of (a) the number of Cognizant Piggy-Back Shares and (b) the number of shares of Common Stock held by any other Persons sought to be included in the offering pursuant to an agreement granting registration rights.

4.2  DEMAND REGISTRATION.

          (a) Upon the written request (a "Request") of Cognizant that the Company effect the registration under the Securities Act of all or part of the shares of Common Stock owned by Cognizant, the Company will as expeditiously as reasonably practicable effect the registration under the Securities Act of such shares as provided herein; provided that the Company shall not be required to file a registration statement pursuant to this Section 4.2 (i) within 120 days after the effective date of any other registration statement of the Company requested by Cognizant hereunder or pursuant to which Cognizant shall have been given the opportunity to participate pursuant to Section 4.1 or (ii) relating to an offer, on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act if the Company is not at the time, eligible to register shares of Common Stock on Form S-3 (or a successor form) or (iii) more than two times in any calendar year or more than six times in any five consecutive calendar years.

          (b) The obligations of the Company to cause the shares of Common Stock to be registered under the Securities Act hereunder are subject to the limitation that the Company shall be entitled to postpone for a reasonable period of time not to exceed 90 days the filing or effectiveness of, or suspend for a reasonable period of time the rights of Cognizant to make sales pursuant to, any registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder if there has been a determination made in good faith by the Board of Directors, in view of the advisability of deferring public disclosure of material corporate developments or other information, that such registration statement or any amendments thereto would not be in the best interest of the Company at such time; provided, however, that the Company may not exercise its rights under this Section 4.2(b) more than once in any 12-month period. The Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 4.4(b) by the number of days during the period from and including the date of suspension of the rights of Cognizant to make sales pursuant to the registration statement to the date sales may recommence.

          (c) If a registration pursuant to this Section 4.2 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company in writing that, in its opinion, the number of shares of Common Stock which Cognizant and others who are seeking to include shares of common stock in the offering exceeds the largest number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including the price at which the shares of Common Stock can be sold), then the Company will include in such registration, if such registration is pursuant to a Request, (i) first, 100% of the shares of Common Stock that Cognizant proposes to sell (the "Cognizant Amount") and (ii) second, to the extent that the Cognizant Amount is less than the number of shares of Common Stock which the Company has been advised can be sold in such offering without having the adverse effect referred to above (the "Maximum Amount"), shares of third parties or the Company up to the difference between the Maximum Amount and the Cognizant Amount.

4.3  OTHER REGISTRATION-RELATED MATTERS.

          (a) The Company agrees not to effect any sales of Common Stock during the 14 days prior to and the 90 day period beginning on the effective date of any registration statement in which Cognizant is participating in connection with an underwritten public offering of Common Stock (including the IPO), if and to the extent reasonably requested in writing (with reasonable prior notice) by the managing underwriter of the underwritten public offering.

          (b) The Company may require Cognizant, to the extent it is selling shares of Common Stock pursuant to Section 4.1 or 4.2, to furnish to the Company such information regarding Cognizant and the distribution of such shares of Common Stock as may from time to time reasonably be requested in writing in order to comply with the Securities Act.

4.4  REGISTRATION PROCEDURES.

     If and whenever the Company is required by the provisions of this Agreement to cause the registration of any Common Stock under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Common Stock in accordance with the intended method of disposition thereof as shall be selected by the Company, and use its best efforts to cause such registration statement to become and remain effective;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 120 days) as Cognizant shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Common Stock covered by such registration statement in accordance with the intended methods of disposition by Cognizant set forth in such registration statement;

          (c) furnish, without charge, to Cognizant and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Common Stock owned by Cognizant, but only while the Company is required under the provisions hereof to keep such registration statement effective;

          (d) use its best efforts to register or qualify the Common Stock covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as Cognizant or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Cognizant or such underwriter, if any, to consummate the disposition of the Common Stock in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction, to consent to general service of process in any such jurisdiction or to conform the composition of its assets at the time to the securities or "blue sky" laws of any jurisdiction;

          (e)  promptly notify Cognizant and each managing underwriter, if any:
(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Common Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and, in the case the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

          (f) comply with all applicable rules and regulations of the SEC, and make generally available to its securityholders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (g) use its best efforts to cause all such Common Stock covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Common Stock is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, use its best efforts to, either (as the Company may elect) (x) cause all such Common Stock to be listed on a national securities exchange or (y) cause all such Common Stock to be quoted on the Nasdaq National Market and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc. ("NASD");

          (h) provide a transfer agent and registrar for all such Common Stock covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including, if applicable, an underwriting agreement in customary form containing, among other provisions, standard provisions with respect to the indemnification of the underwriters) and take such other actions as Cognizant shall reasonably request in order to expedite or facilitate the disposition of such Common Stock, provided that the underwriting agreement, if any, shall be reasonably satisfactory to the Company. Cognizant shall be a party to such underwriting agreement and may, at its option, require that the Company make to and for the benefit of Cognizant the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

          (j) use its best efforts to obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, and to furnish to Cognizant and to each underwriter, if any, a copy of such opinion and letter addressed to Cognizant or such underwriter;

          (k) deliver promptly to Cognizant and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and, upon receipt of such confidentiality agreements as the Company may reasonably request, make available for inspection by Cognizant, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by Cognizant or any such underwriter, the properties of the Company and all pertinent financial and other records and corporate documents of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Cognizant, any such underwriter, attorney, accountant or agent in connection with such registration statement and provide them with opportunities to discuss the business of the Company with its officers and independent public accountants as shall be necessary in the opinion of Cognizant, any such underwriters or their counsel, to conduct a reasonable investigation (i.e, "due diligence") under the Securities Act;

          (l) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

          (m) cooperate with Cognizant and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Common Stock to be sold; and enable such Common Stock to be in such denominations and registered in such names as Cognizant or the managing underwriter or underwriters, if any, may request at least three business days prior to any delivery of Common Stock;

          (n) provide a CUSIP number for the Common Stock, not later than the effective date of the registration statement; and

          (o) use its best efforts to cause the Common Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Cognizant to consummate the disposition of such Common Stock.

     Cognizant agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 4.4, Cognizant will discontinue its disposition of Common Stock pursuant to the registration statement covering such Common Stock until Cognizant's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 4.4 and, if so requested by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Cognizant's possession of the prospectus covering such Common Stock that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (b) of this Section 4.4 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Cognizant shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this
Section 4.4.

     If any such registration statement or comparable statement under "blue sky" laws refers to Cognizant by name or otherwise as a holder of any securities of the Company, then the Company shall provide copies of such registration or other statement to Cognizant prior to the filing thereof and Cognizant shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to Cognizant and the Company, to the effect that the holding by Cognizant of such securities is not to be construed as a recommendation by Cognizant of the investment quality of the Company's securities covered thereby and that such holding does not imply that Cognizant will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to Cognizant by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to Cognizant.

4.5  INDEMNIFICATION.

     (a) In the event of any registration of any equity securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, Cognizant, its directors and officers, each other Person who participates as an underwriter in the public offering of such securities, each officer and director of each such underwriter, and each other Person, if any, who controls Cognizant or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such seller or any such director or officer or participating or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Cognizant, and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof by Cognizant or such underwriter, as the case may be, or (ii) an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but notified to Cognizant and such underwriter prior to any sale of Common Stock and subsequently corrected by the Company in any final prospectus, amendment or supplement made available to Cognizant or such underwriter but which final prospectus, amendment or supplement was not used by Cognizant or such underwriter in the sale of Common Stock that gave rise to such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Cognizant or any such director, officer, underwriter or controlling Person and shall survive the transfer of such Common Stock by Cognizant.


          (b) The Company may require, as a condition to including any Common Stock in any registration statement filed pursuant to Section 4.1 or Section 4.2, that the Company shall have received an undertaking satisfactory to it from
(i) Cognizant to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.5(a)), except that Cognizant shall not in any event be liable to the Company pursuant thereto for an amount in excess of the net proceeds of sale of Cognizant's Common Stock) the Company, each such underwriter of such Common Stock, each officer and director of each such underwriter and each other Person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) each such underwriter of such Common Stock, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.5(a)) the Company, each officer and director of the Company, Cognizant, each officer and director of and each other Person, if any, who controls the Company or within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplemental thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by Cognizant or such underwriter, as the case may be, to the Company for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (including any governmental investigation) involving a claim referred to in Sections 4.5(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the proceeding provisions of this Section 4.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case, the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all sellers of Common Stock, or more than one counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.6  CONTRIBUTION.

          (a) If the indemnification provided for in Section 4.5 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party and the Company shall contribute to the amounts paid or payable by such indemnified parties as a result of such losses, claims, damages or liabilities (i) as between the Company and Cognizant on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and Cognizant, on the one hand, and the underwriters, on the other, from the public offering of the Common Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and Cognizant, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (ii) as between the Company, on the one hand, and Cognizant, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of Cognizant in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and Cognizant, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the public offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and Cognizant bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Company and Cognizant, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Cognizant or by the underwriters. The relative fault of the Company, on the one hand, and of Cognizant, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b) The Company and Cognizant agree that it would not be just and equitable if contribution pursuant to this Section 4.6 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.6, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Common Stock underwritten by it and distributed to the public were offered to the public pursuant to such public offering exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged statement or omission or alleged omission, and Cognizant shall not be required to contribute any amount in excess of the amount by which the proceeds to Cognizant from such public offering exceeds the amount of any damages that Cognizant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.7  EXPENSES.

     The Company shall, whether or not any registration pursuant to this Agreement becomes effective, pay all fees, costs and expenses incident to the Company's performance of or compliance with this Article 4, including (i) commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in the Nasdaq National Market, (ii) fees and expenses of compliance with federal, state and foreign securities laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel,
(iii) printing expenses, (iv) messenger and delivery expenses, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal and accounting duties), (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements of one counsel for Cognizant (selected by Cognizant) as well as of one local counsel (as applicable), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, (ix) any fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, and (x) the preparation and execution or filing of any and all further documents, agreements, forms, applications, contracts or consents associated with the registration. Notwithstanding the foregoing, Cognizant shall pay all underwriting discounts and commissions and transfer taxes, if any, attributable to the Common Stock transferred by it.

                                      ARTICLE V

                         INDEMNIFICATION AND RELATED MATTERS

5.1  INDEMNIFICATION BY COGNIZANT.

     Subject to the provisions of this Article 5, Cognizant shall indemnify and hold the Company Indemnitees harmless from and against any and all Liabilities suffered by the Company Indemnitees that are Cognizant Liabilities.

5.3  INDEMNIFICATION BY THE COMPANY.

          (a) Subject to the provisions of this Article 5, the Company agrees to indemnify and hold the Cognizant Indemnitees harmless from and against any and all Liabilities suffered by the Cognizant Indemnitees that are Company Liabilities; provided, however, that nothing contained herein shall entitle Cognizant to indemnification for Liabilities resulting from the breach by Cognizant of any of the Intercompany Agreements or for any matters subject to the indemnification provisions of any underwriting agreement entered into in connection with the IPO or any registered public offering pursuant to Article IV hereof or for any matters otherwise subject to the indemnification provisions of
Article IV hereof nor shall anything contained herein entitle any director of the Company to indemnification for Liabilities for which a corporation is not permitted under Section 145 of the Delaware General Corporation Law to indemnify its directors or eliminate the liability of any director of the Company for breach of fiduciary duty except as permitted by Section 102(b)(7) of the Delaware General Corporation Law.

5.3  DETERMINATION OF DAMAGES AND RELATED MATTERS.

     In calculating any amounts payable to the Company pursuant to Section 5.1 or payable to Cognizant pursuant to Section 5.2, the Company or Cognizant, as the case may be, shall receive credit for any reduction in tax liability as a result of the facts giving rise to the claim for indemnification and for any insurance recoveries. No amount shall be included for the Company's or Cognizant's, as the case may be, special or consequential damages.

5.4  NOTICE OF INDEMNIFICATION.

     In the event any legal proceeding shall be threatened or instituted or any claim or demand shall be asserted by any person in respect of which payment may be sought by one party hereto from the other party under the provisions of this
Article 5, the party seeking indemnification (the "Indemnitee") shall promptly cause written notice of the assertion of any such claim of which it has knowledge which is covered by this indemnity to be forwarded to the other party (the "Indemnitor"). Any such notice shall state specifically the provision of this Agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim, and the amount of the liability asserted against the Indemnitor by reason of the claim.

5.5  INDEMNIFICATION PROCEDURE FOR THIRD-PARTY CLAIMS.

          (a) In the event of the initiation of any legal proceeding against an Indemnitee by a third party, the Indemnitor shall have the absolute right after the receipt of notice, at its option and at its own expense, to engage counsel of its choice and to defend against, negotiate, settle or otherwise deal with any proceeding, claim, or demand which relates to any loss, liability or damage indemnified against hereunder, and the Indemnitee shall cooperate fully with the Indemnitor and its designee; provided, however, that the Indemnitee may participate in, but not control, any such proceeding with counsel of its choice and at its expense.

          (b) The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any legal proceeding, claim or demand affected by this Agreement and to engage in no action or conduct that would result in or increase liability on the part of another party. To the extent the Indemnitor elects not to defend such proceeding, claims or demand, and the Indemnitee defends against or otherwise deals with any such proceeding, claim or demand, the Indemnitee may retain counsel, at the expense of the Indemnitor, and control the defense of such proceeding. The Indemnitee may not settle any proceeding without the consent of the Indemnitor, which shall not be unreasonably withheld.

5.6  ASSIGNMENT OF RIGHTS UNDER THE DISTRIBUTION AGREEMENT.

     Cognizant hereby assigns to the Company all rights to indemnification from D&B and ACNielsen pursuant to the Distribution Agreement that relate to D&B Liabilities and ACNielsen Liabilities to the extent such rights are in respect of Liabilities suffered by the Company. Anything contained in this Section 5.6 to the contrary notwithstanding, this agreement shall not constitute an agreement or attempted agreement to assign any contract or any claim of or right to any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without the consent of any other party thereto, would constitute a breach thereof. Cognizant shall cooperate with Company, to obtain the consent of any such third party to the assignment or transfer thereof contemplated by this Section 5.6 to the Company in all cases in which such consent is required for assignment. If such consent is not obtained, Cognizant shall cooperate with the Company, at the expense of the Company, in any arrangements reasonably necessary to provide for the Company the benefits thereunder.

                                      ARTICLE VI

                                     TAX MATTERS

6.1  TAX BENEFITS.

          (a) Any federal or state income tax benefits generated by the Company and its subsidiaries (i) during the period that the Company and its affiliates were included in Cognizant's consolidated federal income tax return or in a state combined income tax return that included Cognizant (the "Consolidated Returns") and (ii) utilized by Cognizant in its Consolidated Returns shall remain the property of Cognizant and shall not give rise to any right of reimbursement in favor of the Company. Cognizant shall bear the risk that such benefits may be challenged and disallowed in whole or part upon subsequent examination by the applicable tax authorities and in such event shall have no recourse against the Company or its subsidiaries. Cognizant shall be responsible for properly preparing and timely filing all Consolidated Returns and for paying all amounts shown on such Consolidated Returns to be due and payable.

          (b) All other income tax benefits (including, without limitation, federal, state, local and foreign income tax benefits) generated by the Company and its affiliates during the period the Company was included in Cognizant's Consolidated Returns shall remain the property of the Company and shall not give rise to any right of reimbursement against the Company. The Company and its subsidiaries shall bear the risk that such benefits may be challenged and disallowed in whole or part upon subsequent examination by the applicable tax authorities and in such event shall have no recourse against Cognizant. The Company and its subsidiaries shall be responsible for properly preparing and timely filing all tax returns (other than Consolidated Returns) that they are required to file and for paying all amounts shown on such tax returns to be due and payable.

6.2  TAX INDEMNITY.

          (a) From and after the Effective Date, Cognizant shall indemnify and hold the Company and its subsidiaries harmless from any (x) federal or state income tax liability assessed or proposed to be assessed against the Company and its subsidiaries (i) with respect to tax items or income generated by the Company and its subsidiaries and utilized, included or includible in Cognizant's Consolidated Returns and (ii) solely as a consequence of having been previously included in Cognizant's Consolidated Returns and (y) liability for reasonable legal, accounting and other fees and expenses incurred in connection with such tax liability.

          (b) From and after the Effective Date, the Company shall indemnify and hold Cognizant harmless from any (x) income tax liability (including, without limitation federal, state, local and foreign income tax liability) assessed or proposed to be assessed against the Company and its subsidiaries other than federal and state income tax liabilities for which Cognizant is responsible pursuant to Section 6.2.(a) of this Agreement and (y) liability for reasonable legal, accounting and other fees or expenses incurred in connection with tax liabilities for which the Company is responsible under this Section 6.2.(b).

6.3  INDEMNIFICATION PROCEDURE.

          (a) If a claim shall be made by any tax authority relating to any tax items generated by the Company and its subsidiaries and utilized, included or includible in Cognizant's Consolidated Returns ("Tax Claim"), Cognizant shall, at its expense, control all proceedings and make all decisions in connection with such Tax Claim (including selection of counsel) and, without limiting the foregoing, may in its sole discretion pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any tax authority with respect thereto, and may, in its sole discretion, either pay the tax claimed and sue for a refund where applicable law permits such refund suits or contest the Tax Claim in any permissible manner. Cognizant shall be under no obligation to notify the Company of such Tax Claim unless the resolution thereof may have a material adverse impact on the tax position of the Company or its subsidiaries for any taxable period beginning after the last taxable period in which the Company and its subsidiaries were included in a Cognizant Consolidated Return (the "Post-Cognizant Period"), which determination shall be made by Cognizant acting in good faith. If the resolution of such Tax Claim may have a material adverse impact on the tax position of the Company or its subsidiaries for a Post-Cognizant Period, Cognizant shall promptly notify, and consult with, the Company in order to achieve a mutually satisfactory resolution to the Tax Claim, with both parties acting in good faith. If Cognizant and the Company cannot agree to a mutually satisfactory resolution within 30 days of the initial notice by Cognizant to the Company, Cognizant shall retain full control of the resolution of such Tax Claim in accordance with the first sentence of this Section 6.3; provided that if the Company waives its right to be indemnified hereunder and agrees in writing to bear any cost or expense arising from such Tax Claim and indemnify Cognizant therefor, Cognizant may, but shall not be obligated to, relinquish control of the resolution of such Tax Claim and shall have no further responsibility for such Tax Claim. If Cognizant does not relinquish control of a Tax Claim pursuant to the preceding sentence, it shall remain liable to the Company and its subsidiaries for indemnification under
Section 6.2(a)

          (b) If any claim shall be made by any tax authority relating to any tax items generated by the Company or its subsidiaries (including, without limitation, Federal, state, local or foreign tax items) other than those utilized, included or includible in Cognizant's Consolidated Returns ("Separate Company Tax Claim"), the Company shall, at its expense, control all proceedings and make all decisions in connection with such Separate Company Tax Claim (including selection of counsel) and, without limiting the foregoing, may, in its sole discretion, pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any tax authority with respect thereto, and may, in its sole discretion, either pay the tax claimed and sue for a refund where applicable law permits such refund suits or contest the Separate Company Tax Claim in any permissible manner. The Company shall be under no obligation to notify Cognizant of such Separate Company Tax Claim.

6.4  PRE-COGNIZANT PERIODS.

     With respect to any tax benefits or liabilities generated by, or proposed to be assessed against, the Company or its Affiliates for taxable periods prior to the Company having been included in Cognizant's Consolidated Return (the "Pre-Cognizant Period") which are addressed in, and governed by, the Tax Allocation Agreement dated October 28, 1996, among D&B, Cognizant and ACNielsen (the "TAA"), Cognizant hereby assigns the Company its rights and obligations with respect to the Pre-Cognizant Period under the TAA.

                                     ARTICLE VII

                                    MISCELLANEOUS

7.1  EFFECTIVENESS OF AGREEMENT.

     This Agreement shall become effective on the Effective Date.

7.2  NONASSIGNABILITY OF AGREEMENT; ASSIGNMENT TO IMS HEALTH.

          (a) Except (i) by operation of law (ii) in connection with the sale of all or substantially all the assets of a party hereto or (iii) in connection with the Reorganization, this Agreement shall not be assignable, in whole or in part, directly or indirectly by either party hereto without the prior written consent of the other, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; PROVIDED, HOWEVER, that the provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by Cognizant and the Company and their respective successors and permitted assigns, including, without limitation, IMS HEALTH.

          (b) In connection with the Reorganization, Cognizant shall assign this Agreement to IMS HEALTH, whereupon all references herein to Cognizant shall be deemed to be references to IMS HEALTH.

7.3  FURTHER ASSURANCES.

     Subject to the provisions hereof, each of the parties hereto shall make, execute, acknowledge and deliver such other actions and documents as may be reasonably required in order to effectuate the purposes of this Agreement, and to comply with all applicable laws, regulations, orders and decrees, and obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority, as may be necessary or desirable in connection herewith.

7.4  WAIVERS.

     No failure or delay on the part of Cognizant or the Company in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, or any abandonment or discontinuance of steps to enforce such a right, preclude any other or further exercise thereof or the exercise of any other right. No modification or waiver of any provision of this Agreement nor consent to any departure by Cognizant or the Company therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Any consent or waiver by the Company under this Section 7.3 shall be approved by at least a majority of the Independent Directors.

7.5  ENTIRE AGREEMENT; RULES OF CONSTRUCTION.

          (a) This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby.

          (b) References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include," "includes" and "including" when used in this Agreement shall be deemed to be followed by the phase "without limitation." Unless the context otherwise requires, the words "hereof", "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.

7.6  AMENDMENTS.

     This Agreement may be amended or supplemented only in a writing execute by the parties (PROVIDED that, in the case of the Company, such amendment or supplement shall require the approval of at least a majority of the Independent Directors).

7.7  NOTICES.

     All notices, requests and other communications hereunder shall be in writing and shall be given (i) by mail (postage prepaid, registered or certified mail, return receipt requested), (ii) by hand delivery, (iii) by nationally recognized courier service or (iv) by telecopier, receipt confirmed, addressed as follows (or to such other address as shall be specified by a party by notice pursuant hereto):

               (a)  if to Cognizant, to:

                         Cognizant Corporation
                         200 Nyala Farms
                         Westport, CT 06880
                         Attention:  Chief Financial Officer
                         Telecopier:  (203) 222-4201;

                    with a copy to:

                         Cognizant Corporation
                         200 Nyala Farms
                         Westport, CT 06880
                         Attention: General Counsel
                         Telecopier:  (203) 222-4313; and

               (b)  if to the Company, to:

                         Cognizant Technology Solutions Corporation
                         1700 Broadway, 26th Floor
                         New York, New York 10019
                         Attention:  Chief Executive Officer
                         Telecopier:  (212) 887-2450;

                    with a copy to:

                         O'Sullivan Graev & Karabell, LLP
                         30 Rockefeller Plaza
                         New York, New York  10112
                         Attention:  Julie M. Allen, Esq.
                         Telecopier:  (212) 408-2420.

Each such notice, request or communication shall be effective (i) if mailed, three Business Days after mailing, (ii) if delivered by hand or by nationally recognized courier service, when delivered and (iii) if given by telecopier, when such telecopy is transmitted and the appropriate confirmation is received.

7.8  DISPUTE RESOLUTION.

          (a) NEGOTIATION. In the event of a controversy, dispute or claim arising out of, in connection with or relating to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement or the transactions contemplated hereby, including, without limitation, any claim based on contract, tort, statute or constitution (collectively, "Agreement Disputes"), a representative of each of Cognizant and the Company (the representative of the Company being selected by the Independent Directors) shall negotiate in good faith for a reasonable period of time to settle such Agreement Dispute, PROVIDED such reasonable period shall not, unless otherwise agreed by the parties in writing, exceed 30 days from the time the parties began such negotiations; PROVIDED FURTHER that in the event of any arbitration in accordance with Section 7.8(b) hereof, the parties shall not assert the defenses of statute of limitations and laches arising for the period beginning after the date the parties began negotiations hereunder, and any contractual time period or deadline under this Agreement to which such Agreement Dispute relates shall not be deemed to have passed until such Agreement Dispute has been resolved.

          (b) ARBITRATION. If after such reasonable period such representatives are unable to settle such Agreement Dispute (and in any event, unless otherwise agreed in writing by the parties, after 60 days have elapsed from the time the parties began such negotiations), such Agreement Dispute shall be determined, at the request of any party, by arbitration conducted in New York City, before and in accordance with the then-existing International Arbitration Rules of the American Arbitration Association (the "Rules"). In any dispute between the parties hereto, the number of arbitrators shall be one. Any judgment or award rendered by the arbitrator shall be final, binding and nonappealable (except upon grounds specified in 9 U.S.C. Section 10(a) as in effect on the date hereof). If the parties are unable to agree on an arbitrator, the arbitrator shall be selected in accordance with the Rules. Any controversy concerning whether an Agreement Dispute is an arbitrable Agreement Dispute, whether arbitration has been waived, whether an assignee of this Agreement is bound to arbitrate or as to the interpretation of enforceability of this Section 7.8(b) shall be determined by the arbitrator. In resolving any dispute, the parties intend that the arbitrator apply the substantive laws of the State of New York, without regard to the choice of law principles thereof. The parties intend that the provisions to arbitrate set forth herein be valid, enforceable and irrevocable. The undersigned agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules and agree to enforcement of or entry of judgment upon such award, by any court of competent jurisdiction, including the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York. The arbitrator or arbitrators shall be entitled, if appropriate, to award any remedy in such proceedings, including, without limitation, monetary damages, specific performance and all other forms of legal and equitable relief; PROVIDED, HOWEVER, that the arbitrator shall not be entitled to award punitive damages. Without limiting the provisions of the Rules, unless otherwise agreed in writing by or among the relevant parties or permitted by this Agreement, the parties shall keep confidential all matters relating to the arbitration or the award, PROVIDED such matters may be disclosed
(A) to the extent reasonably necessary in any proceeding brought to enforce the award or for entry of a judgment upon the award and (B) to the extent otherwise required by law. Notwithstanding Article 32 of the Rules, the party other than the prevailing party in the arbitration shall be responsible for all of the costs of the arbitration, including legal fees and other costs specified by such Article 32. Nothing contained herein is intended to or shall be construed to prevent any party, in accordance with Article 22(3) of the Rules or otherwise, from applying to any court of competent jurisdiction for interim measures or other provisional relief in connection with the subject matter of any Agreement Disputes.

          (c) CONTINUITY OF SERVICE AND PERFORMANCE. Unless otherwise agreed in writing, the parties will continue to provide service and honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions of this Agreement with respect to all matters not subject to such dispute, controversy or claim.

7.9  GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law principles thereof.

7.10 COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   COGNIZANT CORPORATION



                                   By:
                                      -----------------------------
                                      Name:
                                      Title:


                                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION



                                   By:
                                      -----------------------------
                                      Name:
                                      Title: